Exhibit 10.2

PROMISSORY NOTE

March 10, 2021

1.    Principal. For value received, HRCFG, LLC, an Alabama limited liability company ("Borrower"), promises to pay to the order of INVO Bioscience, Inc. ("Lender"), at its office at 5582 Broadcast Court, Sarasota, Florida 342240, or at such other place as the holder hereof may from time to time designate in writing, the aggregate principal amount of the loans (each a “Loan”) made under this Promissory Note (this “Note”), as set forth on Schedule I annexed hereto and made part hereof, together with accrued interest at the rate set forth in Paragraph 3 hereof.

2.    Payments. Principal and interest due hereunder shall be paid from 30% of HRCFG INVO LLC’s operating profit. The unpaid principal balance of this Note at any time shall be the aggregate principal amount of the loans (each a “Loan”) made hereunder by the Lender less the amount of prepayments of principal made hereon by or for the account of Borrower..

3.    Interest Rate.

(a)    Interest accruing on each Loan under this Note shall accrue from and including the date the Loan was made, calculated on the basis of the actual number of days elapsed for any whole or partial month in which interest is being calculated and on the basis of a 360-day year.

(b)    The per annum interest rate applicable to each Loan hereunder shall be 1.5% (the “Applicable Interest Rate”).

4.    Use of Proceeds; Budgeted Expenses. Borrower shall use the proceeds of the Loans to fund the budgeted expenses set forth in a schedule (each a “Schedule of Budgeted Expenses”) provided to Lender in connection with each Request (defined below) for a Loan, unless otherwise consented to in advance in writing by Lender in its sole discretion. Each Schedule of Budgeted Expenses submitted with a Request shall specify the name of each payee, the amounts to be paid to each payee and the nature of such expense. For avoidance of doubt, provided that they are not materially different, the actual amounts of such budgeted expenses may be paid, not just the round numbers set forth on the applicable Schedule of Budgeted Expenses.

5.    Loans and Loan Requests. Lender may make a Loan in reliance upon any oral, telephonic, written, teletransmitted or other request (the “Request(s)”) that Lender in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by a principal, director or officer of Borrower (each an “Authorized Person”). Lender may act on the Request of any Authorized Person until Lender shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of any such Authorized Person. Lender shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph. Borrower shall give Lender its irrevocable Request for a Loan which shall include (i) the date upon which the Loan is requested to be made, which shall in any event be no less than two (2) business days after such Request, and (ii) the aggregate amount of such Loan requested. Delivery of a Request for a Loan shall be made in writing (which writing may be in the form of electronic mail) at the following address, or such other address designated by Lender from time to time.

Email: legal@invobio.com
         Phone: [________]

6.    Lender's Records as to Sums Owing. Lender shall set forth on Schedule I attached to this Note or maintained on a computer, the date, original principal amount and intended use of proceeds of each Loan and the date and amount of each payment to be applied to the outstanding principal amount of this Note. The outstanding principal amount set forth on any such schedule shall be presumptive evidence of the outstanding principal amount of this Note and of all Loans. No failure by Lender to make, and no error by Lender in making, any annotation on any such schedule shall affect Borrower’s obligation to pay the principal and interest of each Loan or any other obligation of Borrower to Lender pursuant to this Note.

7.    Prepayment. Borrower may prepay at any time, in full or in part, principal advanced hereunder and accrued interest thereon, without penalty or fee of any nature. Lender shall not be obligated to re‑advance to Borrower any sums prepaid by Borrower, whether prepaid voluntarily or involuntarily pursuant to the terms hereof.

8.    Lawful Money. Principal and interest are payable in lawful money of the United States of America.

9.    Applications of Payments.

(a)    Payments received by Lender pursuant to the terms hereof shall be applied first to any amounts due and owing to Lender other than principal or interest, next to accrued interest, and then to principal.

(b)    If any payment of principal or interest is not paid when due, such late payment shall, at Lender's option, bear interest at the Default Rate (as defined in Paragraph 11 below) from the day such payment was due until it is paid. In connection therewith, Borrower and Lender agree as follows:

(i)    Because of such failure to pay, Lender will incur certain costs and expenses including, without limitation, administrative costs, collection costs, loss of interest, and other direct and indirect costs in an uncertain amount;

(ii)    It would be impractical or extremely difficult to fix the exact amount of such costs in such event; and

(iii)    The Default Rate is a reasonable and good faith estimate of such costs.

The application of the Default Rate to any such late payment as described in this Paragraph 7(b) will not be interpreted or deemed to extend the period for payment or otherwise limit any of Lender's remedies hereunder.

10.    Event of Default. The occurrence of any of the following will be deemed to be an event of default ("Event of Default") hereunder:

(a)    Borrower shall default in the payment of principal when due according to the terms of this Note;

(b)    Borrower shall default in the payment of interest when due on advances made by Lender, or in the payment of fees or other amounts payable to Lender, under this Note, and such default is not cured within five (5) days after receipt of written notice from Lender; or

(c)    Borrower fails to make any payment when due in respect of any other indebtedness, or in the performance or observance of any other agreement, term or condition contained in any agreement under which such obligation is created or under any other agreement between Borrower (and its affiliates), on the one hand, and the Lender (and its affiliates), on the other hand.

11.    Remedies; No Waiver. Upon the occurrence of an Event of Default, at the option of Lender, the entire balance of principal together with all accrued interest thereon shall, without demand or notice, immediately become due and payable and so long as such Event of Default continues, the entire balance of principal together with all accrued interest shall bear interest at the Default Rate. "Default Rate" means for all amounts outstanding under this Note, the Applicable Interest Rate plus five percent (5%). Upon the occurrence of an Event of Default, Lender may exercise any and all rights and remedies it may have under this Note and under applicable law and in equity. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

12.    Waiver. Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

13.    Attorneys' Fees. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all reasonable costs of enforcement and collection, including, without limitation, reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

14.    Severability. Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity will not affect the balance of the terms and provisions hereof, which terms and provisions will remain binding and enforceable.

15.    Interest Rate Limitation. It is the intent of Borrower and Lender in the execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of the usury laws of the State of Delaware. In the event that, for any reason, it should be determined that the Delaware usury law is applicable to the Loan, Lender and Borrower stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Delaware. In such event, if any holder of this Note collects monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Delaware, all such sums deemed to constitute interest in excess of such maximum rate will, at the option of Lender, be credited to the payment of the sums due hereunder or returned to Borrower.

16.    Counterparts. This Note may be executed in counterparts (and by different parties hereto on different counterparts), each which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Note by telecopy, facsimile or other electronic communication shall be effective as a delivery of a manually executed counterpart of this Note.

17.    Time of Essence. Time is of the essence in the payment and performance of each of the obligations of the Borrower and with respect to all covenants and conditions to be satisfied by the Borrower in this Note and all documents, acknowledgments and instruments delivered in connection herewith.

18.    Headings; Construction. Section and subsection headings are used in this Note only for convenience and do not affect the meanings of the provisions that they precede.

19.    GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

20.    SUBMISSION TO JURISDICTION. EACH PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE SITTING IN DELAWARE COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE AGAINST BORROWER OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

21.    WAIVER OF VENUE. EACH PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT REFERRED TO IN SECTION 19 ABOVE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

22.    WAIVER OF JURY TRIAL. BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUR OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT

OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

23.    Amendment and Restatement; No Novation. This Note amends, restates, supersedes and replaces in its entirety all of the terms, conditions and provisions governing the Loan made under the Existing Note, by and between Borrower and Lender. This Note is not intended to, nor shall be construed to, constitute a novation or termination of the Existing Note or the obligations contained therein, which obligations shall continue in full force and effect as amended and restated by the terms of this Note.

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IN WITNESS WHEREOF, the Borrower has signed this Promissory Note and delivered to the Lender as of the date first written above.

LENDER: INVO Bioscience, Inc., a Nevada corporation By: /s/ Steve Shum Name: Steve Shum Title: CEO	BORROWER: HRCFG, LLC, an Alabama limited liability company By: /s/ Karen Hammond Name: Karen Hammond Title: Principal

SCHEDULE I

Promissory Note

Advances and Payments of Principal and Interest

DATE	AMOUNT OF ADVANCE	AMOUNT OF PRINCIPAL PAID OR PREPAID	AMOUNT OF INTEREST PAID	UNPAID PRINCIPAL BALANCE
03/10/2021	$30,000